Income tax benefit (expense) - Income Tax Benefit (Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017
Current tax
Current period	$ (1,066)	$ (37)		$ (85)
Total current tax	(1,066)	(37)		(85)
Deferred tax
Recognition of unused tax losses/(use of tax losses)	474	(195)		1,473
Other	(10)	(6)		(30)
Total deferred tax	464	(201)		1,443
Total tax benefit/(expense)	$ (602)	$ (238)	[1]	$ 1,358	[1]

[1]	The Group initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. The Group has initially applied IFRS 15 and IFRS 9 at January 1, 2018. Under the transition methods chosen, comparative information is not restated.